UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 9, 2008

CKE Restaurants, Inc.
 __________________________________________
 (Exact name of registrant as specified in its charter)

Delaware	1-11313	33-0602639
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6307 Carpinteria Ave., Ste. A, Carpinteria, California		93013
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(805) 745-7500

Not Applicable
 ______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On December 10, 2008, CKE Restaurants, Inc. (the "Company") issued a press release announcing the Company's results for the third quarter ended November 3, 2008. The press release is attached as Exhibit 99.1 hereto.

This information, including Exhibit 99.1, shall be deemed to be "furnished" in accordance with SEC release numbers 33-8216 and 34-47583.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Effective December 9, 2008, the Company's Board of Directors appointed Reese Stewart, the Company’s Senior Vice President and Chief Accounting Officer, to serve as the Company’s Principal Accounting Officer.  Theodore Abajian, the Company’s Executive Vice President and Chief Financial Officer, will continue to serve as the Company’s Principal Financial Officer, but will no longer perform the function of the Company’s Principal Accounting Officer.

Mr. Stewart, age 41, was appointed the Company's Senior Vice President and Chief Accounting Officer in November 2008.  From August 2005 to November 2008, he served as the Company’s Vice President and Corporate Controller.  Prior to joining the Company, Mr. Stewart served as Reporting Director for Infonet Services Corporation, a world leader in delivering international data, fax and voice communications solutions to Fortune 500 multinationals, and held positions in the audit departments of Deloitte & Touche LLP and Windes & McClaughry Accountancy Corporation. Mr. Stewart is a certified public accountant and holds a B.A. degree in Economics/Business from the University of California, Los Angeles.

Mr. Stewart is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K and has no employment agreement with the Company.

Item 7.01 Regulation FD Disclosure.

On December 11, 2008, the Company announced that its Board of Directors has declared a fourth quarter dividend of $0.06 per share on its common stock to be paid on February 18, 2009 to its stockholders of record at the close of business on January 26, 2009. The press release is attached as Exhibit 99.2 hereto.

This information, including Exhibit 99.2, shall be deemed to be "furnished" in accordance with SEC release numbers 33-8216 and 34-47583.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

 99.1 Press release, dated December 10, 2008, issued by CKE Restaurants, Inc.
 99.2 Press release, dated December 11, 2008, issued by CKE Restaurants, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE Restaurants, Inc.

December 15, 2008	By:	/s/ Theodore Abajian

Name: Theodore Abajian
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated December 10, 2008, issued by CKE Restaurants, Inc.
99.2	Press release, dated December 11, 2008, issued by CKE Restaurants, Inc.